Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Devon Energy Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                    /s/  KPMG Peat Marwick LLP
                    --------------------------


Oklahoma City, Oklahoma
November 6, 1998

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